UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2022 (April 22, 2022)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation
The Restated Certificate of Incorporation of L3Harris Technologies, Inc. (“L3Harris” or the “Company”), as previously amended, was further amended on April 22, 2022 by the filing with the Secretary of State of the State of Delaware of the Company’s Certificate of Amendment to the Restated Certificate of Incorporation (“Certificate of Amendment”) reflecting the amendment to increase the maximum number of seats on the Company’s Board of Directors (“Board”) from thirteen to fifteen, pursuant to approval by the holders of more than a majority of the Company’s shares outstanding and entitled to vote at the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) of the Company held on April 22, 2022, as described in Item 5.07 below. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Amendment to Amended and Restated By-Laws

On April 22, 2022, the Company amended its By-Laws (as amended and restated effective April 2, 2020) (the “By-Laws”) pursuant to action by the Board, to reflect an amendment to Section 1 of Article III of the By-Laws to increase the maximum number of Board seats from thirteen to fifteen. A copy of the Certificate of Amendment to the By-Laws is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference into this item 5.03.

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results for 2022 Annual Meeting of Shareholders

The 2022 Annual Meeting of the Company was held on April 22, 2022 as a virtual-only meeting at www.virtualshareholdermeeting.com/LHX2022. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 11, 2022 (the “2022 Proxy Statement”) as supplemented on March 18, 2022 and March 30, 2022. Of the 193,059,798 shares of the Company’s common stock issued, outstanding and entitled to be voted at the 2022 Annual Meeting as of the February 25, 2022 record date, a total of 176,874,925 shares (for a quorum of approximately 91.61%) was represented at the meeting. Set forth below are the final voting results for the proposals voted on at the 2022 Annual Meeting.

(1) Proposal 1 – Election of Directors: Voting to elect thirteen nominees to the Board for a 1-year term expiring at the 2023 Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Sallie B. Bailey	159,540,824	1,980,222	762,579	14,591,300
William M. Brown	154,830,311	6,689,113	764,201	14,591,300
Peter W. Chiarelli	159,326,693	2,138,287	818,645	14,591,300
Thomas A. Corcoran	156,821,324	4,705,384	756,917	14,591,300
Thomas A. Dattilo	153,636,337	7,841,755	805,533	14,591,300
Roger B. Fradin	108,681,313	52,758,953	843,359	14,591,300
Harry B. Harris Jr.	159,808,124	1,711,069	764,432	14,591,300
Lewis Hay III	151,780,264	9,662,434	840,927	14,591,300
Lewis Kramer	155,953,133	5,510,760	819,732	14,591,300
Christopher E. Kubasik	158,336,405	3,321,157	626,063	14,591,300
Rita S. Lane	157,515,968	4,054,282	713,375	14,591,300
Robert B. Millard	151,879,462	9,559,039	845,124	14,591,300
Lloyd W. Newton	150,511,449	10,617,444	1,154,732	14,591,300

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

2) Proposal 2 – Vote to Amend the Company’s Restated Certificate of Incorporation to Increase the Maximum Number of Board Seats: Voting to amend the Company’s Restated Certificate of Incorporation to increase the maximum number of Board seats from thirteen to fifteen:

	Number of Shares
	For	Against	Abstain
Proposal 2	170,951,712	5,008,436	914,777

The amendment of the Company’s Restated Certificate of Incorporation to increase the maximum number of Board seats from thirteen to fifteen was approved by the Company's shareholders, consistent with the recommendation from the Board.

3) Proposal 3 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers: Voting to approve, in an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2022 Proxy Statement:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 3	150,626,630	10,448,168	1,208,827	14,591,300

The compensation of the Company’s named executive officers was approved, in an advisory vote, by the Company’s shareholders, consistent with the recommendation from the Board.

(3) Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm: Voting to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2022:

	Number of Shares
	For	Against	Abstain
Proposal 4	169,988,205	6,218,329	668,391

Proposal 4 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are filed herewith:

Exhibit Number	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of L3Harris Technologies, Inc. dated April 22, 2022
3.2	Certificate of Amendment, effective April 22, 2022, to the By-Laws of L3Harris Technologies, Inc. (as amended and restated, effective April 2, 2020)
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: April 25, 2022		Title:	Senior Vice President, General Counsel and Secretary

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